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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

       Date of Report (Date of earliest event reported): November 25, 2003

                                 HYBRIDON, INC.
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             (Exact name of Registrant as Specified in its Charter)


         Delaware                       0-027352                04-3072298
         --------                       --------                ----------
(State or Other Jurisdiction    (Commission File Number       (IRS Employer
     of Incorporation)                                       Identification No.)


 345 Vassar Street, Cambridge, Massachusetts                          02139
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  (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (617) 679-5500


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On November 25, 2003, Hybridon, Inc., a Delaware corporation ("Hybridon"), announced that its application to list its common stock on the American Stock Exchange (the "Exchange") had been approved. Hybridon expects that trading on the Exchange will begin at 9:30 a.m. on Friday, December 5, 2003. Hybridon's common stock will continue to trade on the Over the Counter Bulletin Board until that date.

     The Exchange approval is contingent upon Hybridon being in compliance with all applicable standards on the date it begins trading on the Exchange and may be rescinded if Hybridon is not in compliance with such standards.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 25, 2003                      HYBRIDON, INC.


                                             /s/ Robert G. Andersen
                                             -----------------------------------
                                             Robert G. Andersen
                                             Chief Financial Officer and
                                             Vice President of Operations